Exhibit 99.1

Contacts:	Debbie O’Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS ALL-TIME RECORD QUARTERLY REVENUES OF
$155.7 MILLION

Achieves 44 Percent Year-Over-Year License Revenue Growth
•	Total second quarter revenues grew 33 Percent year-over-year to a record $155.7 million

•	Record second quarter license revenues of $70.0 million; up 44 Percent year-over-year

•	Record second quarter GAAP earnings per diluted share of $0.17 and non-GAAP earnings per diluted share of $0.25

•	Signed a second-quarter record 79 deals over $300,000
REDWOOD CITY, Calif., July 22, 2010 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the second quarter ended June 30, 2010.
“Our record Q2 results underscore the increasingly strategic role of Informatica for our customers and partners,” said Sohaib Abbasi, chairman and CEO, Informatica. “Despite the uneven economic recovery, Informatica is increasingly benefiting from our strongest-ever product portfolio and the team’s exceptional operational discipline with record results in each of the major geographic regions.”
Financial Highlights for the Second Quarter Ended June 30, 2010
Total revenues for the second quarter of 2010 were $155.7 million, an increase of 33 percent from $117.3 million recorded in the second quarter of 2009. License revenues were $70.0 million, an increase of 44 percent from $48.7 million recorded in the second quarter of 2009.

Income from operations for the second quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $25.5 million, up 49 percent from $17.1 million in the second quarter of 2009.
GAAP net income for the second quarter of 2010 was $17.4 million or $0.17 per diluted share, up over 30 percent from $12.0 million or $0.13 per diluted share in the second quarter of 2009. For the three month periods ended June 30, 2010 and June 30, 2009, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $1.0 million of interest and convertible notes issuance cost amortization, net of applicable income taxes.
Non-GAAP income from operations for the second quarter of 2010 was $37.3 million, up 41 percent from $26.5 million in the second quarter of 2009. Non-GAAP net income for the second quarter of 2010 was $25.8 million or $0.25 per diluted share, up over 31 percent from $18.7 million or $0.19 per diluted share in the second quarter of 2009. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, acquisitions and other expenses, investment gains and stock compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the six month period ended June 30, 2010, revenues were $290.8 million, an increase of 28 percent from the $226.4 million recorded for the first six months of 2009. License revenues for the first six months of 2010 were $125.1 million, up 35 percent from $92.8 million in the first six months of 2009. GAAP net income for the first six months of 2010 was $29.2 million or $0.29 per diluted share, up over 16 percent from $23.0 million or $0.25 per diluted share in the first six months of 2009. Non-GAAP net income for the first six months of 2010 was $46.8 million or $0.45 per diluted share, up over 21 percent from $35.8 million or $0.37 per diluted share in the first six months of 2009. For the six month periods ended June 30, 2010 and June 30, 2009, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $1.9 and $2.1 million, respectively, of interest and convertible notes issuance cost amortization, net of applicable income taxes.

     Additional Highlights Achieved Since April 2010:
•	Signed repeat business with 351 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included: Alliant Energy Corporation, Companhia Vale do Rio Doce, Emirates Integrated Telecommunications, Landesbank Hessen-Thüringen, NAVTEQ Corporation, Sberbank, and State Grid Corporation of China.

•	Added 68 new customers. Informatica increased its customer base this quarter to 4,132 companies. New customers included: Central Bureau of Statistics, Enerplus Resources Fund, Jetstar Airways, John Wiley & Sons, Panin Bank, Servicio de Administración Tributaria and Vietnam Brewery.

•	Announced partnership with EMC. EMC will resell Informatica Information Lifecycle Management and Master Data Management products and services to further extend the value of EMC’s intelligent tiered storage, archive and enterprise content management platforms. In addition, EMC awarded Informatica the 2009 EMC Partner Solution Award: Offering of the Year – Centera.

•	Announced Informatica Marketplace “Open for Business”. The Marketplace connects buyers and sellers to share data integration solutions within an open and comprehensive ecosystem of more than 100,000 active users. The Informatica Marketplace will offer solutions for Enterprise Data Integration, Data Quality, B2B Data Exchange, Application Information Lifecycle Management, Complex Event Processing, Cloud Data Integration, Ultra Messaging and Master Data Management.

•	Launched Informatica Cloud Summer 2010 Release. The new release significantly broadens the company’s award winning data integration Cloud Services with pre-packaged plug-ins that enable data quality and business-to-business (B2B) data transformation in the cloud.

•	Named Top Work Places in the Bay Area. Ranked as the top technology employer and second best overall employer in the Bay Area in the large company category by the Bay Area News Group.

•	Sohaib Abbasi, Chairman and CEO recognized as “2010 Chairman of the Year”. Abbasi was awarded a Stevie Award in the 8th Annual American Business Awards in

recognition of his exemplary leadership and his exceptional operational discipline.

•	Earl Fry, CFO recognized as 2010 “Best CFO, Software All-America Executive Team”. Fry was awarded the accolade by Institutional Investor magazine following a survey of 570 sell-side analysts at nearly 100 securities firms and more than 780 buy-side investment professionals at 425 institutions.

•	Identified as a Leader in Data Quality. The Gartner 2010 Magic Quadrant for Data Quality Tools report cited Informatica as a “Leader”. According to Gartner, “Leaders in the market demonstrate strength across a complete range of data quality functionality, including profiling, parsing, standardization, matching, validation and enrichment. They exhibit a clear understanding and vision of where the market is headed, including recognition of non-customer data quality issues and the delivery of enterprise-level data quality implementations. Leaders have an established market presence, significant size and a multinational presence (directly or as a result of a parent company)”.

•	Informatica PowerCenter recognized as the most widely used data integration technology. Analyst firm Forrester, identified Informatica’s flagship product, PowerCenter, as the most widely used technology in the report: Enterprise ETL: Evolving And Indispensible To Your Data Management Strategy, Forrester Research, Inc., May, 2010.
Conference Call and Webcast
Informatica will discuss its second quarter 2010 results on a conference call today beginning at 2:00 p.m. PDT. A live webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 706-645-9291, reservation number 67178316.
About Informatica
Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. Organizations around the world gain a competitive advantage in today’s global information economy with timely, relevant and trustworthy data for their top business imperatives. More than 4,100 enterprises worldwide rely on Informatica to access, integrate and trust their information assets held in the traditional enterprise, off premise and in the Cloud. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica’s condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica’s performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica’s industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies’ operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods.
There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees’ compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements relating to the benefits of our product portfolio and operational results. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to (1) competition with larger companies that have longer operating histories and greater financial, technical, marketing, and other resources; and (2) uncertainty in the state of IT spending and the continued growth in the market for data integration solutions in general. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of July 22, 2010 and Informatica undertakes no duty to update this information.
###

Note: Informatica, PowerCenter, Informatica Master Data Management, Informatica Information Lifecycle Management, Informatica Marketplace, and Informatica Cloud are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Revenues:
License	$70,016	$48,730	$125,063	$92,789
Service	85,645	68,614	165,728	133,613

Total revenues	155,661	117,344	290,791	226,402

Cost of revenues:
License	1,143	628	2,108	1,376
Service	25,041	18,374	48,098	36,846
Amortization of acquired technology	3,616	1,859	6,388	3,416

Total cost of revenues	29,800	20,861	56,594	41,638

Gross profit	125,861	96,483	234,197	184,764

Operating expenses:
Research and development	26,801	18,928	50,379	37,111
Sales and marketing	60,053	46,444	111,472	87,882
General and administrative	10,865	10,995	22,273	21,801
Amortization of intangible assets	2,355	2,434	5,065	4,485
Facilities restructuring charges	336	595	992	1,404
Acquisitions and other	—	—	3,649	—

Total operating expenses	100,410	79,396	193,830	152,683

Income from operations	25,451	17,087	40,367	32,081
Interest income and other, net	(694)	(7)	657	879

Income before income taxes	24,757	17,080	41,024	32,960
Income tax provision	7,330	5,091	11,803	9,912

Net income	$17,427	$11,989	$29,221	$23,048

Basic net income per common share	$0.19	$0.14	$0.32	$0.26

Diluted net income per common share (1)	$0.17	$0.13	$0.29	$0.25

Shares used in computing basic net income per common share	91,673	87,198	91,213	87,378

Shares used in computing diluted net income per common share	107,959	100,692	107,701	101,019

(1)	Diluted EPS is calculated under the “if converted” method for the three and six months ended June 30, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million each for both of the three-month periods ended June 30, 2010 and 2009, and $1.9 million and $2.1 million for the six-month periods ended June 30, 2010 and 2009, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30,	December 31,
	2010	2009
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$150,537	$159,197
Short-term investments	212,631	305,283
Accounts receivable, net of allowances of $4,385 and $3,454, respectively	107,789	110,653
Deferred tax assets	22,222	23,673
Prepaid expenses and other current assets	21,518	15,251

Total current assets	514,697	614,057

Property and equipment, net	8,402	7,928
Goodwill and intangible assets, net	484,466	350,654
Long-term deferred tax assets	27,408	8,259
Other assets	7,767	8,724

Total assets	$1,042,740	$989,622

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$100,884	$96,113
Accrued facilities restructuring charges	19,081	19,880
Deferred revenues	147,433	139,629
Convertible senior notes	201,000	—

Total current liabilities	468,398	255,622

Convertible senior notes	—	201,000
Accrued facilities restructuring charges, less current portion	27,398	32,845
Long-term deferred revenues	3,919	4,531
Long-term deferred tax liabilities	333	516
Long-term income taxes payable	13,085	11,995

Stockholders’ equity	529,607	483,113

Total liabilities and stockholders’ equity	$1,042,740	$989,622

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2010	2009
Operating activities:
Net income	$29,221	$23,048
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,279	2,698
Allowance for doubtful accounts	33	297
Gain on sale of investment in equity interests	(1,824)	—
Gain on early extinguishment of debt	—	(337)
Stock compensation	11,061	8,763
Deferred income taxes	(1,009)	(404)
Tax benefits from stock compensation	7,974	1,621
Excess tax benefits from stock compensation	(6,077)	(1,366)
Amortization of intangible assets and acquired technology	11,453	7,901
Non-cash facilities restructuring charges	992	1,404
Other non-cash items	384	116
Changes in operating assets and liabilities:
Accounts receivable	12,097	10,538
Prepaid expenses and other assets	1,078	(1,289)
Accounts payable and other current liabilities	(2,377)	(9,330)
Income taxes payable	(4,379)	379
Accrued facilities restructuring charges	(7,158)	(6,308)
Deferred revenues	4,849	(5,779)

Net cash provided by operating activities	59,597	31,952

Investing activities:
Purchases of property and equipment	(3,213)	(1,800)
Purchases of investments	(129,009)	(222,874)
Purchase of investment in equity interest	(1,500)	—
Sale of investment in equity interest	4,824	—
Maturities and sales of investments	221,501	216,532
Business acquisitions, net of cash acquired	(168,777)	(58,963)

Net cash used in investing activities	(76,174)	(67,105)

Financing activities:
Net proceeds from issuance of common stock	22,286	13,793
Repurchases and retirement of common stock	(10,651)	(9,021)
Withholding taxes related to restricted stock units net share settlement	(1,697)	—
Repurchases of convertible senior notes	—	(19,200)
Excess tax benefits from stock compensation	6,077	1,366

Net cash provided by (used in) financing activities	16,015	(13,062)

Effect of foreign exchange rate changes on cash and cash equivalents	(8,098)	2,561

Net decrease in cash and cash equivalents	(8,660)	(45,654)
Cash and cash equivalents at beginning of period	159,197	179,874

Cash and cash equivalents at end of period	$150,537	$134,220

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Total revenues	$155,661	$117,344	$290,791	$226,402

Operating income:

GAAP operating income	$25,451	$17,087	$40,367	$32,081

Percentage of GAAP operating income to total revenues	16%	15%	14%	14%

Plus:
Amortization of acquired technology — Cost of revenues	3,616	1,859	6,388	3,416
Amortization of intangible assets — Operating expenses	2,355	2,434	5,065	4,485
Facilities restructuring charges — Operating expenses	336	595	992	1,404
Acquisitions and other — Operating expenses	—	—	3,649	—
Stock compensation — Cost of revenues	653	583	1,315	1,114
Stock compensation — Research and development	1,751	1,173	3,360	2,291
Stock compensation — Sales and marketing	1,793	1,578	3,566	2,945
Stock compensation — General and administrative	1,382	1,230	2,820	2,413

Non-GAAP operating income	$37,337	$26,539	$67,522	$50,149

Percentage of Non-GAAP operating income to total revenues	24%	23%	23%	22%

Net income:

GAAP net income	$17,427	$11,989	$29,221	$23,048

Plus:
Amortization of acquired technology — Cost of revenues	3,616	1,859	6,388	3,416
Amortization of intangible assets — Operating expenses	2,355	2,434	5,065	4,485
Facilities restructuring charges — Operating expenses	336	595	992	1,404
Acquisitions and other — Operating expenses	—	—	3,649	—
Stock compensation — Cost of revenues	653	583	1,315	1,114
Stock compensation — Research and development	1,751	1,173	3,360	2,291
Stock compensation — Sales and marketing	1,793	1,578	3,566	2,945
Stock compensation — General and administrative	1,382	1,230	2,820	2,413
Gain on sale of investment in equity interest	—	—	(1,824)	—
Income tax adjustments	(3,542)	(2,779)	(7,711)	(5,321)

Non-GAAP net income	$25,771	$18,662	$46,841	$35,795

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Diluted net income per share: (1)

Diluted GAAP net income per share	$0.17	$0.13	$0.29	$0.25

Plus:
Amortization of acquired technology	0.03	0.02	0.06	0.03
Amortization of intangible assets	0.03	0.02	0.05	0.04
Facilities restructuring charges	—	0.01	0.01	0.01
Acquisitions and other	—	—	0.03	—
Stock compensation	0.05	0.04	0.10	0.09
Gain on sale of investment in equity interest	—	—	(0.02)	—
Income tax adjustments	(0.03)	(0.03)	(0.07)	(0.05)

Diluted Non-GAAP net income per share	$0.25	$0.19	$0.45	$0.37

Shares used in computing diluted Non-GAAP net income per share	107,959	102,038	107,701	101,902

(1)	Diluted EPS is calculated under the “if converted” method for the three and six months ended June 30, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million each for both of the three-month periods ended June 30, 2010 and 2009, and $1.9 million and $2.1 million for the six-month periods ended June 30, 2010 and 2009, respectively.